                            AMENDED AND RESTATED NOTE

$22,000,000.00                                           Raleigh, North Carolina
                                                         as of December 19, 2001

         For value received, the undersigned, WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), and WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership") (the Company and the Partnership shall hereinafter be referred to, jointly and severally, as the "Borrower"), jointly and severally promise to pay to the order of SOUTHTRUST BANK, an Alabama banking corporation (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Bank Notes referred to in the Second Amended and Restated Syndicated Credit Agreement dated as of December 19, 2001, among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, and Wachovia Bank, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof. This Note amends and restates in its entirety that certain note dated January 15, 1999, executed by the Borrower and payable to the Bank.

         Time is of the essence of this Note. In the event all or any part of any installment due under the terms of this Note is delinquent for more than fifteen (15) days (excluding the final payment of principal and interest due on the Maturity Date), there shall be due to the Bank, in addition to the delinquent installment or part thereof and in order to compensate the Bank for extra costs and expenses caused by such late payment, a sum equal to four percent (4%) of the amount so delinquent.

         THIS NOTE MAY NOT BE CHANGED ORALLY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officers as of the day and year first above written.


                                    BORROWER:



                                    WINSTON HOTELS, INC., a North Carolina
                                    corporation


                                    By: /s/ Brent V. West
                                       ---------------------------------------
                                       Vice President



ATTEST:


/s/ Brenda G. Burns
------------------------------
Assistant Secretary


[CORPORATE SEAL]

                             WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (SEAL)

                             By:  WINSTON HOTELS, INC., its sole general partner


                                  By: /s/ Brent V. West
                                     -------------------------------------------
                                     Vice President


ATTEST:


/s/ Brenda G. Burns
------------------------------
Assistant Secretary


[CORPORATE SEAL]

                                          Note
                             LOANS AND PAYMENTS OF PRINCIPAL
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
         Type        Interest Rate      Amount        Amount        Amount of
         of          of                 Principal     Principal     Maturity      Notation
Date     Loan(1)     Loan               Borrowed      Repaid        Date          Made By
----     -------     -------------      ---------     ---------     ---------     --------

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


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(1)   I.e., a Base Rate or Euro-Dollar Loan.